MERRILL LYNCH
PHOENIX
FUND, INC.



[FUND LOGO]
STRATEGIC
         Performance



Semi-Annual Report

January 31, 1998



Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Robert J. Martorelli, Senior Vice President and Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Phoenix Fund, Inc. is not related to Phoenix Home Life Mutual Life Insurance Company or any of its subsidiaries or affiliates, including The Phoenix Series Fund.



Merrill Lynch
Phoenix Fund, Inc.
Box 9011
Princeton, NJ
08543                                                    #10263 -- 1/98



[RECYCLE LOGO]
Printed on post-consumer recycled paper



MERRILL LYNCH PHOENIX FUND, INC.

DEAR SHAREHOLDER

Volatility continued to highlight stock and bond markets worldwide during the quarter ended January 31, 1998. The initial focus of investor concerns was the widening financial crisis in Asia. In the wake of a series of currency devaluations, many emerging economies are facing the challenges of higher interest rates, slowing economic growth and declining corporate earnings. Although the announcement of International Monetary Fund (IMF) loan packages to Thailand, Indonesia and Korea initially reassured investors, the stringent terms of the loans and their potential negative impact on these already beleaguered economies are now being called into question. In Japan, the failure of several major financial institutions has undermined the prospects for economic recovery.

As developments in Asia continue to unfold, US equity investors are trying to gauge the impact of poorer Asian economic prospects on multinational corporations. Although there have been periods of rising share prices, investor confidence has not been definitively restored. The US bond market benefited from a "flight to quality" as investors anticipated slower economic growth, but the release of stronger-than-expected economic statistics also prompted periods of declining bond prices.

As 1998 progresses, investors are likely to continue to focus on the prospects for the US economy within the context of international developments. The uncertainties created by the ongoing developments in Asia -- combined with the absence of inflationary pressures and the prospect of a balanced Federal budget -- have kept monetary policy "on hold" for the present. It remains to be seen whether the trends of moderate economic growth and low inflation will continue, which would make it unlikely that the Federal Reserve Board would tighten monetary policy early in the new year.

Portfolio Matters
In our last report to shareholders, we noted how periods of stock market declines create investment opportunities for contrarian investors such as Merrill Lynch Phoenix Fund, Inc. This trend continued during the quarter ended January 31, 1998. Most of our purchases were focused on existing holdings; we added only one new common stock to the portfolio during the quarter, Union Pacific Corporation.

Union Pacific (UNP) is the largest domestic railroad company operating in the United States. The company was created through the 1996 merger of the Union Pacific and Southern Pacific railroads. Integration problems caused the combined company to experience severe congestion on its rail systems, delaying customer shipments. Since August 1997, UNP has been working to restore its service under regulatory supervision. The service problem has resulted in lost revenues and higher-than-normal operating costs. As of early February, the company has restored virtually all of its services, with the exception of the Texas Gulf coast. UNP management has indicated that it hopes to resolve its remaining problem areas by the end of the first calendar quarter of 1998. We believe that a return to normal operations would allow UNP to benefit from the economies of scale that the combined company provides and improve earnings. Further regulatory intervention remains a risk if the company's recovery plan fails.

The Asian financial crisis caused a number of the Fund's holdings to decline substantially, enabling us to add to our positions at attractive valuations. Although we expect that earnings growth for these companies will be negatively impacted by the developments in Asia, we believe that the magnitude of price declines for these stocks was overdone.

Shares of LTX Corp. -- a manufacturer of test equipment for the semiconductor industry -- declined as investors became concerned that there would be a slowdown in orders by Asian semiconductor manufacturers. We believe LTX's move into "system-on-a-chip" testing, a rapidly growing segment of the electronics market, will enable the company to weather the near-term turbulence and eventually will provide a source for high earnings growth in the future. In the meantime, the company's good balance sheet and the low price/book value ratio of its shares should support current stock price levels during the product transition.

Another portfolio holding affected by the Asian crisis is IMC Global, Inc., the world's largest miner of phosphate rock and potash. Although Asia traditionally has been an area of strong export demand for fertilizer manufacturers, we believe that food-related products will be among the areas least affected by the slowdown. Additionally, the market is becoming highly concentrated among a few companies, so pricing should improve in the future. Finally, IMC is diversifying into salt production and other specialty chemicals through its acquisition of Harris Chemical Group, Inc., which will make the company less susceptible to the vagaries of the fertilizer market.

As has been the case recently, the uncertain investment climate proved difficult for many of our smaller-capitalization, turnaround investments, even those with limited Asian exposure. Two of our largest holdings, Novell Inc. and Borland International, Inc., declined to valuation levels that were so attractive, in our view, that we added to our already substantial positions.

Frequently, a fund's largest holding is an equity that has had the strongest price appreciation. However, Novell Inc. is Merrill Lynch Phoenix Fund's top holding for the opposite reason. Novell has a dominant market share in networking software, promising new products that are being delivered on schedule and $1 billion in cash. Furthermore, the company has a new chief executive officer, Eric Schmidt, who was formerly chief technology officer at Sun Microsystems, Inc. Novell's share price declined in the general technology sell-off. At the current share price, we see limited downside risk for Novell, given its strong market share and excess cash. On the other hand, Novell's upside price potential may be substantial if the company can execute its business plan and provide an effective alternative to Microsoft Corp. networking software.

The share price of Borland International, Inc., a provider of products for software application developers worldwide, declined recently along with other technology stocks. The company's announced acquisition of Visigenics Corp. should provide the company's relatively new management team with the product portfolio needed to achieve double-digit earnings growth rates. Borland's stock currently sells at a modest premium to its net cash position. Borland also has reported three consecutive fiscal quarters of improving profitability.

Among our high-yield/distressed investments, we added two new positions in the wireless communications area: CS Wireless Systems Inc. and CAI Wireless Systems Inc. Both bond issues were trading at steep discounts following the failure of their respective companies to market a competitive wireless cable television service successfully. Nevertheless, we believe these bonds are undervalued based on the companies' broadcast spectrums, which are well-suited to wireless telephony and may be attractive for acquisition.

We sold our investments in Electronic Data Systems Corp. and General Signal Corporation, both relatively small positions, since their share prices had reached our target levels. We also sold our investment in Laidlaw, Inc., since the stock price was fairly valued, in our view. Digital Equipment Corp. was eliminated following the announcement of its pending acquisition by Compaq Computer Corp. Finally, Hanson PLC was removed from the portfolio.

In Conclusion
As long as the stock market volatility continues, we expect new investment opportunities to emerge in attractively valued individual issues. We plan to use periods of share price strength to realize profits on holdings that have met or exceeded our expectations. This strategy will afford us purchasing power should earnings disappointments or other factors lead to price declines for those issues we have targeted as potential portfolio investments.

We thank you for your investment in Merrill Lynch Phoenix Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/ROBERT J. MARTORELLI
Robert J. Martorelli
Senior Vice President and Portfolio Manager

March 9, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                                 12 Month        3 Month
                                                         1/31/98      10/31/97      1/31/97      % Change       % Change

ML Phoenix Fund, Inc. Class A Shares*                    $12.89        $13.29       $13.41       + 6.97%(1)     -0.60%(2)
ML Phoenix Fund, Inc. Class B Shares*                     12.42         12.83        13.04       + 6.38(1)      -0.70(2)
ML Phoenix Fund, Inc. Class C Shares*                     12.32         12.74        12.96       + 6.25(1)      -0.79(2)
ML Phoenix Fund, Inc. Class D Shares*                     12.87         13.27        13.41       + 6.82(1)      -0.60(2)
Dow Jones Industrial Average**                         7,906.50      7,442.08     6,813.09       +16.05         +6.24
Standard & Poor's 500 Index**                            980.28        914.62       786.16       +24.69         +7.18
ML Phoenix Fund, Inc. Class A Shares -- Total Return*                                            +21.15(3)      +3.53(4)
ML Phoenix Fund, Inc. Class B Shares -- Total Return*                                            +19.91(5)      +3.28(6)
ML Phoenix Fund, Inc. Class C Shares -- Total Return*                                            +19.86(7)      +3.22(8)
ML Phoenix Fund, Inc. Class D Shares -- Total Return*                                            +20.78(9)      +3.46(10)
Dow Jones Industrial Average -- Total Return**                                                   +18.14         +6.70
Standard & Poor's 500 Index -- Total Return**                                                    +26.89         +7.62

 *   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
**   An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)  Percent change includes reinvestment of $1.467 per share capital gains distributions.
(2)  Percent change includes reinvestment of $0.309 per share capital gains distributions.
(3)  Percent change includes reinvestment of $1.809 per share ordinary income dividends and $1.467 per share capital gains distributions.
(4)  Percent change includes reinvestment of $0.531 per share ordinary income dividends and $0.309 per share capital gains distributions.
(5)  Percent change includes reinvestment of $1.682 per share ordinary income dividends and $1.467 per share capital gains distributions.
(6)  Percent change includes reinvestment of $0.495 per share ordinary income dividends and $0.309 per share capital gains distributions.
(7)  Percent change includes reinvestment of $1.682 per share ordinary income dividends and $1.467 per share capital gains distributions.
(8)  Percent change includes reinvestment of $0.494 per share ordinary income dividends and $0.309 per share capital gains distributions.
(9)  Percent change includes reinvestment of $1.782 per share ordinary income dividends and $1.467 per share capital gains distributions.
(10) Percent change includes reinvestment of $0.522 per share ordinary income dividends and $0.309 per share capital gains distributions.






Performance Summary -- Class A Shares

                               Net Asset Value          Capital Gains
Period Covered           Beginning         Ending        Distributed          Dividends Paid*          % Change**

11/1/82 -- 12/31/82        $9.35            $9.60              --                   --                   + 2.67%
1983                        9.60            11.69          $0.470                $0.370                  +31.05
1984                       11.69            10.65           1.520                 0.620                  + 9.93
1985                       10.65            12.00           0.980                 0.710                  +30.28
1986                       12.00            12.39           1.010                 0.610                  +16.92
1987                       12.39            10.50           1.551                 0.676                  + 0.95
1988                       10.50            11.78           1.790                 0.329                  +33.18
1989                       11.78            12.49           0.428                 0.508                  +13.87
1990                       12.49             8.08           1.623                 0.396                  -20.66
1991                        8.08             9.90           0.645                 0.494                  +37.01
1992                        9.90            11.73           0.057                 0.670                  +26.69
1993                       11.73            13.45           0.820                 0.826                  +29.54
1994                       13.45            11.15           0.729                 0.777                  - 6.48
1995                       11.15            12.90           0.183                 0.528                  +21.86
1996                       12.90            13.19           0.794                 0.819                  +15.81
1997                       13.19            12.54           1.467                 1.809                  +19.83
1/1/98 -- 1/31/98          12.54            12.89             --                    --                   + 2.79
                                                    Total $14.067         Total $10.142
                                                                Cumulative total return as of 1/31/98:  +900.34%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.






Performance Summary -- Class B Shares

                               Net Asset Value          Capital Gains
Period Covered           Beginning         Ending        Distributed          Dividends Paid*          % Change**

10/21/88 -- 12/31/88       $11.96           $11.77         $0.086                $0.144                  + 0.35%
1989                        11.77            12.45          0.428                 0.409                  +12.78
1990                        12.45             8.06          1.623                 0.271                  -21.54
1991                         8.06             9.83          0.645                 0.429                  +35.66
1992                         9.83            11.55          0.057                 0.639                  +25.37
1993                        11.55            13.24          0.820                 0.661                  +28.23
1994                        13.24            10.95          0.729                 0.657                  - 7.40
1995                        10.95            12.62          0.183                 0.432                  +20.68
1996                        12.62            12.83          0.794                 0.700                  +14.49
1997                        12.83            12.09          1.467                 1.682                  +18.63
1/1/98 -- 1/31/98           12.09            12.42            --                    --                   + 2.73
                                                     Total $6.832          Total $6.024
                                                                Cumulative total return as of 1/31/98:  +201.98%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class C Shares

                               Net Asset Value          Capital Gains
Period Covered           Beginning         Ending        Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $12.31           $10.91         $0.314                $0.172                  - 7.35%
1995                        10.91            12.55          0.183                 0.454                  +20.67
1996                        12.55            12.75          0.794                 0.700                  +14.49
1997                        12.75            12.00          1.467                 1.682                  +18.67
1/1/98 -- 1/31/98           12.00            12.32            --                    --                   + 2.67
                                                     Total $2.758          Total $3.008
                                                                 Cumulative total return as of 1/31/98:  +55.93%**

 * Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.






Performance Summary -- Class D Shares

                               Net Asset Value          Capital Gains
Period Covered           Beginning         Ending        Distributed          Dividends Paid*          % Change**

10/21/94 -- 12/31/94       $12.57           $11.16         $0.314                $0.186                  - 7.17%
1995                        11.16            12.91          0.183                 0.502                  +21.61
1996                        12.91            13.18          0.794                 0.789                  +15.38
1997                        13.18            12.52          1.467                 1.782                  +19.54
1/1/98 -- 1/31/98           12.52            12.87            --                    --                   + 2.80
                                                     Total $2.758          Total $3.259
                                                                 Cumulative total return as of 1/31/98:  +60.07%**

 * Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Average Annual Total Return


                              % Return Without       % Return With
                                Sales Charge         Sales Charge**
Class A Shares*
Year Ended 12/31/97                +19.83%              +13.54%
Five Years Ended 12/31/97          +15.42               +14.18
Ten Years Ended 12/31/97           +15.65               +15.02

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.


                                  % Return             % Return
                                Without CDSC          With CDSC**
Class B Shares*
Year Ended 12/31/97                +18.63%              +14.91%
Five Years Ended 12/31/97          +14.25               +14.25
Inception (10/21/88)
through 12/31/97                   +12.44               +12.44

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.



                                  % Return             % Return
                                Without CDSC          With CDSC**
Class C Shares*
Year Ended 12/31/97                +18.67%              +17.74%
Inception (10/21/94)
through 12/31/97                   +13.98               +13.98

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                              % Return Without       % Return With
                                Sales Charge         Sales Charge**
Class D Shares*
Year Ended 12/31/97                +19.54%              +13.27%
Inception (10/21/94)
through 12/31/97                   +14.87               +12.95

 * Maximum sales charge is 5.25%.
** Assuming maximum sales charge.




Merrill Lynch Phoenix Fund, Inc.                                                                            January 31, 1998

Schedule of investments

                           Face Amount/                                                                Value      Percent of
Industry                   Shares Held                  Investments                      Cost        (Note 1a)    Net Assets

Discount to Assets

Cable                       400,000     +TCI Ventures Group (Series A)(e)             $6,317,459    $11,800,000       1.7%
Leisure &                   472,700      The Seagram Co., Ltd.                        16,151,157     16,130,888       2.4
Entertainment               663,100     +Viacom, Inc. (Class B)(Non-Voting)           19,213,823     27,684,425       4.0
Printing &                  900,000      Scitex Corp. Ltd.                             9,795,111      8,831,250       1.3
Publishing                                                                          ------------   ------------    ------
                                         Total Discount to Assets                     51,477,550     64,446,563       9.4
                                                                                    ============   ============    ======
Earning Turnarounds

Computer Software         1,400,000     +Mentor Graphics Corporation                  14,049,847     12,775,000       1.9
Consumer Products         2,700,000     +The Topps Co., Inc. (d)                      14,976,635      7,087,500       1.0
Energy Related            1,500,000     +EEX Corp. (a)                                12,185,504     12,656,250       1.8
Environmental               400,000      Waste Management, Inc.                        9,400,960      9,400,000       1.4
Gold                        600,000      Placer Dome Inc.                              9,886,838      7,725,000       1.1
Health Care                 675,000     +Humana, Inc.                                 13,145,181     13,542,188       2.0
                          1,300,000     +NeoRx Corp. (d)                               7,991,431      7,393,750       1.1
Industrial Services       1,407,670     +Anacomp, Inc.                                 9,137,200     22,170,803       3.2
Leisure &                   900,000     +CST Entertainment Imaging, Inc. (c)             675,000          9,000       0.0
Entertainment
Pharmaceuticals             425,000      Pharmacia & Upjohn, Inc.                     14,380,282     16,335,937       2.4
Retail                    3,174,000     +CML Group, Inc. (d)                          13,988,190      5,554,500       0.8
Semiconductor             1,792,200     +Integrated Device Technology, Inc.           18,036,606     24,194,700       3.5
                          2,350,000     +LTX Corp. (d)                                14,351,697     12,043,750       1.8
Steel                       790,700      Birmingham Steel Corp.                       12,203,104     13,095,969       1.9
Telecommunications          800,000     +ANTEC Corporation                             6,866,993     10,300,000       1.5
Equipment
Transportation            1,125,000     +Mesa Air Group, Inc.                          7,188,261      7,593,750       1.1
                            200,000      Union Pacific Corporation                    11,811,100     12,000,000       1.8
                                                                                    ------------   ------------    ------
                                         Total Earning Turnarounds                   190,274,829    193,878,097      28.3
                                                                                    ============   ============    ======

Financial Restructuring

Automotive               $3,000,000     +Harvard Industries Inc., Senior Notes,
                                         11.125% due 8/01/2005                           910,000        960,000       0.1
Energy Related            1,938,474     +WRT Energy Corp. -- Litigation Trust
                                         Certificates                                    370,838              2       0.0
                          1,938,475     +WRT Energy Corp. -- New Common Stock         16,017,828      7,996,209       1.2
Home Builders               520,000     +New Millenium Homes, LLC                      1,934,501      1,560,000       0.2
                        $10,250,000      New Millenium Homes, LLC, Senior Notes,
                                         12% due 8/29/2004                             9,037,726     10,045,000       1.5
Retail                      443,361     +Zale Corp. Litigation Limited Partnership
                                         Units                                                 0              0       0.0
Telecommunications      $11,000,000      CS Wireless Systems Inc., Senior Discount
                                         Notes, 11.375% due 3/01/2006                  2,642,084      2,420,000       0.4
Textiles                    205,506     +The Bibb Co.                                  1,347,094      1,669,736       0.2
                                                                                    ------------   ------------    ------
                                         Total Financial Restructuring                32,260,071     24,650,947       3.6
                                                                                    ============   ============    ======

High Yield

Consumer Products        $2,470,000      Specialty Foods Corp., Senior Subordinated
                                         Notes, 11.25% due 8/15/2003                  $1,984,987     $2,321,800       0.3%
                         $3,000,000      Town & Country Corporation, Senior
                                         Subordinated Notes, 13% due 5/31/1998         2,323,750        750,000       0.1
                         $8,190,000      U.S. Leather Inc., Senior Notes, 10.25%
                                         due 7/31/2003                                 5,501,375      3,685,500       0.5
Gold                     $2,000,000      Royal Oak Mines Inc., 11% due 8/15/2006       1,520,000      1,420,000       0.2
Home Builders           $20,500,000     +Baldwin Homes, Series B, 10.375% due
                                         8/01/2003                                     8,541,125      8,815,000       1.3
Printing &               $6,255,400      San Jacinto Holdings, Inc., Senior
Publishing                               Subordinated Notes, 12% due 12/31/2002        4,048,512      4,691,550       0.7
Supermarkets            $25,000,000      Grand Union Co., Senior Notes, 12% due
                                         9/01/2004                                    12,459,945     11,250,000       1.6
Telecommunications       $6,400,000      CAI Wireless Systems Inc., Senior Notes,
                                         12.25% due 9/15/2002                          1,774,500      1,760,000       0.3
                        $23,700,000     +MobileMedia Corp., Senior Subordinated Notes,
                                         9.375% due 11/01/2007                         5,589,625      2,607,000       0.4
                                                                                    ------------   ------------    ------
                                         Total High Yield                             43,743,819     37,300,850       5.4
                                                                                    ============   ============    ======

Operational
Restructuring

Cable                       300,000     +TCI Group (Series A)(e)                       3,946,173      8,400,000       1.2
                            800,000     +U S West Media Group                         14,582,956     23,750,000       3.5
Chemicals                   500,000      IMC Global, Inc.                             17,506,928     16,125,000       2.4
Computer Services         1,463,000     +CompuServe Corporation                       15,091,544     21,122,062       3.1
Computer Software         2,940,000     +Borland International, Inc. (d)              33,987,400     22,233,750       3.2
                          4,500,000     +Novell Inc.                                  41,271,080     31,781,250       4.6
                            415,680     +Parametric Technology Corp. (b)              28,106,873     21,095,760       3.1
Consumer Products           300,000      Tupperware Corporation                        8,336,593      7,668,750       1.1
Energy Related              400,000     +Oryx Energy Co.                               4,930,951      9,600,000       1.4
Engineering                 767,800     +EMCOR Group, Inc.                             6,370,565     16,027,825       2.3
Financial Services          605,000      H & R Block, Inc.                            22,957,126     26,544,375       3.9
Health Care                 350,000      Columbia/HCA Healthcare Corp.                10,128,044      8,750,000       1.3
                          1,438,200     +Pharmaceutical Product Development, Inc. (d) 20,443,906     24,089,850       3.5
Pharmaceuticals           1,669,000     +IVAX Corp.                                   15,017,278     12,517,500       1.8
Steel                     1,298,500     +WHX Corp. (d)                                11,160,678     15,825,469       2.3
Telecommunications          300,000      AT&T Corp.                                   11,137,325     18,787,500       2.7
Telecommunications          103,600     +CommScope, Inc.                               1,385,372      1,359,750       0.2
Equipment                                                                           ------------   ------------    ------
                                         Total Operational Restructuring             266,360,792    285,678,841      41.6
                                                                                    ============   ============    ======
                                         Total Investments                           584,117,061    605,955,298      88.3
                                                                                    ============   ============    ======


                                                                                                       Value       Percent of
                         Face Amount               Short-Term Investments                Cost       (Note 1a)     Net Assets

Commercial Paper*        $9,431,000      Allomon Funding Corp., 5.48% due 2/02/1998   $9,428,129     $9,428,129       1.4%
                         22,358,000      General Motors Acceptance Corp., 5.63%
                                         due 2/02/1998                                22,351,007     22,351,007       3.2
                                                                                    ------------   ------------    ------
                                         Total Short-Term Investments                 31,779,136     31,779,136       4.6
                                                                                    ============   ============    ======

Total Investments                                                                   $615,896,197    637,734,434      92.9
                                                                                    ============
Other Assets Less Liabilities                                                                        48,392,966       7.1
                                                                                                   ------------    ------
Net Assets                                                                                         $686,127,400     100.0%
                                                                                                   ============    ======

  * Commercial Paper is traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
  + Non-income producing security.
(a) On December 22, 1997, Enserch Exploration, Inc. changed its name to EEX Corp.
(b) On January 12, 1998, Parametric Technology Corp. merged with Computervision Corp. The Fund received .0866 shares of
    Parametric Technology Corp. stock for each share of Computervision Corp. stock.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Security Act of 1933.
(d) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as
    "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                                                             Net Share         Net        Dividend
Industry                 Affiliate                                            Activity         Cost        Income

Computer Software        Borland International, Inc.                          355,000       $2,684,694       --
Consumer Products        The Topps Co., Inc.                                  200,000          541,250       --
Health Care              NeoRx Corp.                                               --               --       --
Health Care              Pharmaceutical Product Development, Inc.             180,600        2,126,587       --
Retail                   CML Group, Inc.                                     (996,000)      (9,894,755)      --
Semiconductor            LTX Corp.                                          1,692,300       10,404,248       --
Steel                    WHX Corp.                                           (300,000)      (3,466,753)      --

(e) Received in exchange offer for Tele-Communications, Inc.

    See Notes to Financial Statements.






FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 1998

Assets:               Investments, at value (identified cost -- $615,896,197) (Note 1a)                      $637,734,434
                      Cash                                                                                             86
                      Foreign cash (Note 1c)                                                                          257
                      Receivables:
                      Securities sold                                                         $52,082,544
                      Interest                                                                  2,845,727
                      Dividends                                                                   369,726
                      Capital shares sold                                                         329,580      55,627,577
                                                                                           --------------
                      Prepaid registration fees and other assets (Note 1f)                                         75,520
                                                                                                           --------------
                      Total assets                                                                            693,437,874
                                                                                                           --------------

Liabilities:          Payables:
                      Securities purchased                                                      4,451,913
                      Capital shares redeemed                                                   1,594,884
                      Investment adviser (Note 2)                                                 546,999
                      Distributor (Note 2)                                                        273,033       6,866,829
                                                                                           --------------
                      Accrued expenses and other liabilities                                                      443,645
                                                                                                           --------------
                      Total liabilities                                                                         7,310,474
                                                                                                           --------------

Net Assets:           Net assets                                                                             $686,127,400
                                                                                                           ==============

Net Assets            Class A Shares of Common Stock, $0.10 par value, 50,000,000
Consist of:           shares authorized                                                                        $2,198,778
                      Class B Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized                                                                         2,442,442
                      Class C Shares of Common Stock, $0.10 par value, 50,000,000
                      shares authorized                                                                           101,931
                      Class D Shares of Common Stock, $0.10 par value, 100,000,000
                      shares authorized                                                                           676,133
                      Paid-in capital in excess of par                                                        633,087,626
                      Accumulated investment loss -- net                                                         (542,948)
                      Undistributed realized capital gains on investments and foreign
                      currency transactions -- net                                                             26,325,284
                      Unrealized appreciation on investments and foreign currency
                      transactions -- net                                                                      21,838,154
                                                                                                           --------------
                      Net assets                                                                             $686,127,400
                                                                                                           ==============

Net Asset             Class A -- Based on net assets of $283,326,499 and 21,987,781
Value:                shares outstanding                                                                           $12.89
                                                                                                           ==============
                      Class B -- Based on net assets of $303,240,673 and 24,424,420
                      shares outstanding                                                                           $12.42
                                                                                                           ==============
                      Class C -- Based on net assets of $12,557,734 and 1,019,305
                      shares outstanding                                                                           $12.32
                                                                                                           ==============
                      Class D -- Based on net assets of $87,002,494 and 6,761,325
                      shares outstanding                                                                           $12.87
                                                                                                           ==============

                      See Notes to Financial Statements.






Statement of Operations for the Six Months Ended January 31, 1998


Investment            Interest and discount earned                                                             $5,357,725
Income                Dividends (net of $50,714 foreign withholding tax)                                        1,689,647
(Notes 1d & 1e):                                                                                           --------------
                      Total income                                                                              7,047,372
                                                                                                           --------------

Expenses:             Investment advisory fees (Note 2)                                     $3,553,883
                      Account maintenance and distribution fees -- Class B (Note 2)          1,615,715
                      Transfer agent fees -- Class B (Note 2)                                  343,885
                      Transfer agent fees -- Class A (Note 2)                                  283,275
                      Account maintenance fees -- Class D (Note 2)                             109,019
                      Transfer agent fees -- Class D (Note 2)                                   82,953
                      Account maintenance and distribution fees -- Class C (Note 2)             67,288
                      Printing and shareholder reports                                          58,137
                      Accounting services (Note 2)                                              53,684
                      Registration fees (Note 1f)                                               47,723
                      Directors' fees and expenses                                              40,058
                      Professional fees                                                         39,354
                      Custodian fees                                                            25,616
                      Transfer agent fees -- Class C (Note 2)                                   15,109
                      Pricing fees                                                                 378
                      Other                                                                     11,979
                                                                                        --------------
                      Total expenses                                                                            6,348,056
                                                                                                           --------------
                      Investment income -- net                                                                    699,316
                                                                                                           --------------

Realized &            Realized gain from investments -- net                                                    71,682,629
Unrealized Gain       Change in unrealized appreciation/depreciation on investments -- net                    (31,912,458)
(Loss) on                                                                                                  --------------
Investments &         Net realized and unrealized gain on investments and foreign
Foreign Currency      currency transactions                                                                    39,770,171
Transactions -- Net                                                                                        --------------
(Notes 1b, 1c,        Net Increase in Net Assets Resulting from Operations                                    $40,469,487
1e & 3):                                                                                                   ==============

                      See Notes to Financial Statements.






Statements of Changes in Net Assets
                                                                                                 For the Six        For the
                                                                                                Months Ended      Year Ended
                                                                                                 January 31,        July 31,
Increase (Decrease) in Net Assets:                                                                  1998              1997

Operations:            Investment income -- net                                                   $699,316         $1,568,152
                       Realized gain on investments and foreign currency transactions -- net    71,682,629        117,006,161
                       Change in unrealized appreciation/depreciation on investments and
                       foreign currency transactions -- net                                    (31,912,458)        65,493,785
                                                                                             -------------      -------------
                       Net increase in net assets resulting from operations                     40,469,487        184,068,098
                                                                                             -------------      -------------

Dividends &            Investment income -- net:
Distributions to       Class A                                                                  (2,071,936)        (1,322,009)
Shareholders           Class B                                                                    (331,618)                --
(Note 1g):             Class C                                                                     (14,684)                --
                       Class D                                                                    (488,410)          (167,328)
                       Realized gain on investments -- net:
                       Class A                                                                 (63,710,745)       (32,459,002)
                       Class B                                                                 (70,993,494)       (43,674,101)
                       Class C                                                                  (2,997,794)        (1,814,737)
                       Class D                                                                 (18,334,157)        (5,849,564)
                                                                                             -------------      -------------
                       Net decrease in net assets resulting from dividends and distributions
                       to shareholders                                                        (158,942,838)       (85,286,741)
                                                                                             -------------      -------------

Capital Share          Net increase (decrease) in net assets derived from capital
Transactions           share transactions                                                       65,786,043        (85,819,453)
(Note 4):                                                                                    -------------      -------------

Net Assets:            Total increase (decrease) in net assets                                 (52,687,308)        12,961,904
                       Beginning of period                                                     738,814,708        725,852,804
                                                                                             -------------      -------------
                       End of period*                                                         $686,127,400       $738,814,708
                                                                                             =============      =============

                      *Undistributed (accumulated) investment income (loss) -- net               $(542,948)        $1,664,384
                                                                                             =============      =============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                                Class A
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.            Months Ended             For the Year Ended July 31,
                                                                 Jan. 31, 1998+      1997+       1996+        1995+       1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period           $15.32         $13.37       $13.44      $13.31      $13.75
Operating                                                       ----------     ----------   ----------  ----------  ----------
Performance:         Investment income -- net                          .05            .10          .13         .17         .03
                     Realized and unrealized gain on investments
                     and foreign currency transactions -- net          .80           3.46          .51        1.47        1.18
                                                                ----------     ----------   ----------  ----------  ----------
                     Total from investment operations                  .85           3.56          .64        1.64        1.21
                                                                ----------     ----------   ----------  ----------  ----------
                     Less dividends and distributions:
                     Investment income -- net                         (.11)          (.06)        (.13)       (.11)         --
                     Realized gain on investments -- net             (3.17)         (1.55)        (.58)      (1.40)      (1.65)
                                                                ----------     ----------   ----------  ----------  ----------
                     Total dividends and distributions               (3.28)         (1.61)        (.71)      (1.51)      (1.65)
                                                                ----------     ----------   ----------  ----------  ----------
                     Net asset value, end of period                 $12.89         $15.32       $13.37      $13.44      $13.31
                                                                ==========     ==========   ==========  ==========  ==========

Total Investment     Based on net asset value per share               6.05%++++     29.78%        4.78%      13.91%       9.36%
Return:**                                                       ==========     ==========   ==========  ==========  ==========

Ratios to Average    Expenses                                         1.25%*         1.26%        1.24%       1.31%       1.22%
Net Assets:                                                     ==========     ==========   ==========  ==========  ==========
                     Investment income -- net                          .70%*          .77%         .92%       1.40%        .48%
                                                                ==========     ==========   ==========  ==========  ==========

Supplemental         Net assets, end of period (in thousands)     $283,326       $301,936     $279,351    $286,258    $255,856
Data:                                                           ==========     ==========   ==========  ==========  ==========
                     Portfolio turnover                              33.74%         81.46%       87.66%      70.36%      63.95%
                                                                ==========     ==========   ==========  ==========  ==========
                     Average commission rate paid++                 $.0556         $.0479       $.0481          --          --
                                                                ==========     ==========   ==========  ==========  ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                  ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                     Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                                Class B+
The following per share data and ratios have been derived         For the Six
from information provided in the financial statements.            Months Ended             For the Year Ended July 31,
                                                                 Jan. 31, 1998+      1997        1996         1995        1994
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period           $14.82         $12.99       $13.12      $13.02      $13.46
Operating                                                       ----------     ----------   ----------  ----------  ----------
Performance:         Investment income (loss) -- net                  (.02)          (.03)        (.01)        .04        (.07)
                     Realized and unrealized gain on investments
                     and foreign currency transactions -- net          .76           3.35          .50        1.45        1.11
                                                                ----------     ----------   ----------  ----------  ----------
                     Total from investment operations                  .74           3.32          .49        1.49        1.04
                                                                ----------     ----------   ----------  ----------  ----------
                     Less dividends and distributions:
                     Investment income -- net                         (.01)            --         (.04)       (.02)         --
                     Realized gain on investments -- net             (3.13)         (1.49)        (.58)      (1.37)      (1.48)
                                                                ----------     ----------   ----------  ----------  ----------
                     Total dividends and distributions               (3.14)         (1.49)        (.62)      (1.39)      (1.48)
                                                                ----------     ----------   ----------  ----------  ----------
                     Net asset value, end of period                 $12.42         $14.82       $12.99      $13.12      $13.02
                                                                ==========     ==========   ==========  ==========  ==========

Total Investment     Based on net asset value per share               5.51%++++     28.48%        3.67%      12.83%       8.21%
Return:**                                                       ==========     ==========   ==========  ==========  ==========

Ratios to Average    Expenses                                         2.27%*         2.29%        2.26%       2.34%       2.24%
Net Assets:                                                     ==========     ==========   ==========  ==========  ==========
                     Investment income (loss) -- net                  (.32%)*        (.26%)       (.11%)       .37%       (.51%)
                                                                ==========     ==========   ==========  ==========  ==========

Supplemental         Net assets, end of period (in thousands)     $303,241       $337,022     $381,808    $414,886    $362,129
Data:                                                           ==========     ==========   ==========  ==========  ==========
                     Portfolio turnover                              33.74%         81.46%       87.66%      70.36%      63.95%
                                                                ==========     ==========   ==========  ==========  ==========
                     Average commission rate paid++                 $.0556         $.0479       $.0481          --          --
                                                                ==========     ==========   ==========  ==========  ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Based on average shares outstanding.
                  ++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average Commission Rate
                     Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                          Class C++
                                                                                                               For the
                                                                       For the                                 Period
The following per share data and ratios have been derived            Six Months                                Oct. 21,
from information provided in the financial statements.                 Ended          For the Year Ended       1994+ to
                                                                      Jan. 31,           Ended July 31,        July 31,
                                                                        1998           1997         1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period             $14.72         $12.92       $13.07       $12.31
Operating                                                         ----------     ----------   ----------   ----------
Performance:         Investment income (loss) -- net                    (.02)          (.04)        (.02)         .03
                     Realized and unrealized gain on investments
                     and foreign currency transactions -- net            .77           3.33          .51         1.21
                                                                  ----------     ----------   ----------   ----------
                     Total from investment operations                    .75           3.29          .49         1.24
                                                                  ----------     ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                           (.02)            --         (.06)        (.05)
                     Realized gain on investments -- net               (3.13)         (1.49)        (.58)        (.43)
                                                                  ----------     ----------   ----------   ----------
                     Total dividends and distributions                 (3.15)         (1.49)        (.64)        (.48)
                                                                  ----------     ----------   ----------   ----------
                     Net asset value, end of period                   $12.32         $14.72       $12.92       $13.07
                                                                  ==========     ==========   ==========   ==========

Total Investment     Based on net asset value per share                 5.53%++++     28.39%        3.69%       10.99%++++
Return:**                                                         ==========     ==========   ==========   ==========

Ratios to Average    Expenses                                           2.29%*         2.30%        2.27%        2.39%*
Net Assets:                                                       ==========     ==========   ==========   ==========
                     Investment income (loss) -- net                    (.33%)*        (.27%)       (.12%)        .34%*
                                                                  ==========     ==========   ==========   ==========

Supplemental         Net assets, end of period (in thousands)        $12,558        $14,448      $15,821      $11,775
Data:                                                             ==========     ==========   ==========   ==========
                     Portfolio turnover                                33.74%         81.46%       87.66%       70.36%
                                                                  ==========     ==========   ==========   ==========
                     Average commission rate paid+++                  $.0556         $.0479       $.0481           --
                                                                  ==========     ==========   ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                 +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                     Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.






                                                                                          Class D++
                                                                                                               For the
                                                                       For the                                 Period
The following per share data and ratios have been derived            Six Months                                Oct. 21,
from information provided in the financial statements.                 Ended          For the Year Ended       1994+ to
                                                                      Jan. 31,           Ended July 31,        July 31,
                                                                        1998           1997         1996         1995
Increase (Decrease) in Net Asset Value:

Per Share            Net asset value, beginning of period             $15.29         $13.35       $13.43       $12.57
Operating                                                         ----------     ----------   ----------   ----------
Performance:         Investment income -- net                            .03            .07          .09          .11
                     Realized and unrealized gain on investments
                     and foreign currency transactions -- net            .80           3.45          .51         1.25
                                                                  ----------     ----------   ----------   ----------
                     Total from investment operations                    .83           3.52          .60         1.36
                                                                  ----------     ----------   ----------   ----------
                     Less dividends and distributions:
                     Investment income -- net                           (.09)          (.04)        (.10)        (.07)
                     Realized gain on investments -- net               (3.16)         (1.54)        (.58)        (.43)
                                                                  ----------     ----------   ----------   ----------
                     Total dividends and distributions                 (3.25)         (1.58)        (.68)        (.50)
                                                                  ----------     ----------   ----------   ----------
                     Net asset value, end of period                   $12.87         $15.29       $13.35       $13.43
                                                                  ==========     ==========   ==========   ==========

Total Investment     Based on net asset value per share                 5.93%++++     29.44%        4.50%       11.72%++++
Return:**                                                         ==========     ==========   ==========   ==========

Ratios to Average    Expenses                                           1.50%*         1.52%        1.48%        1.60%*
Net Assets:                                                       ==========     ==========   ==========   ==========
                     Investment income -- net                            .44%*          .54%         .67%        1.11%*
                                                                  ==========     ==========   ==========   ==========

Supplemental         Net assets, end of period (in thousands)        $87,002        $85,409      $48,873      $36,388
Data:                                                             ==========     ==========   ==========   ==========
                     Portfolio turnover                                33.74%         81.46%       87.66%       70.36%
                                                                  ==========     ==========   ==========   ==========
                     Average commission rate paid+++                  $.0556         $.0479       $.0481           --
                                                                  ==========     ==========   ==========   ==========

                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                 +++ For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                     Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                ++++ Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Phoenix Fund, Inc.                   January 31, 1998

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Phoenix Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

[bullet] Options -- The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following rates: 1.00% of average daily net assets not exceeding $500 million; 0.95% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.90% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account             Distribution
                          Maintenance Fee             Fee

Class B                        0.25%                  0.75%
Class C                        0.25%                  0.75%
Class D                        0.25%                    --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                               MLFD                  MLPF&S

Class A                       $877                  $12,705
Class D                       $847                  $13,105

For the six months ended January 31, 1998, MLPF&S received contingent deferred sales charges of $169,062 and $569 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLFP&S received contingent deferred sales charges of $12,795 relating to transactions in Class A Shares.

In addition, MLPF&S received $9,210 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 1998.

During the six months ended January 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $107 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 1998 were $221,605,472 and $327,643,148, respectively.

Net realized and unrealized gains (losses) as of January 31, 1998 were as follows:

                                 Realized         Unrealized
                                   Gains             Gains
                                 (Losses)          (Losses)

Long-term investments          $71,682,639       $21,838,237
Short-term investments                 (10)               --
Foreign currency
transactions                            --               (83)
                            --------------    --------------
Total                          $71,682,629       $21,838,154
                            ==============    ==============

As of January 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $21,838,237, of which $97,048,007 related to appreciated securities and $75,209,770 related to depreciated securities. At January 31, 1998, the aggregate cost of investments for Federal income tax purposes was $615,896,197.

4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $65,786,043 and $(85,819,453) for the six months ended January 31, 1998 and for the year ended July 31, 1997, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Six Months                         Dollar
Ended January 31, 1998                    Shares          Amount

Shares sold                             1,580,193      $21,518,855
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,281,696       56,397,472
                                    -------------    -------------
Total issued                            5,861,889       77,916,327
Shares redeemed                        (3,588,516)     (48,070,031)
                                    -------------    -------------
Net increase                            2,273,373      $29,846,296
                                    =============    =============

Class A Shares for the Year                               Dollar
Ended July 31, 1997                       Shares          Amount

Shares sold                             3,245,516      $43,038,169
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,408,271       29,567,961
                                    -------------    -------------
Total issued                            5,653,787       72,606,130
Shares redeemed                        (6,835,778)     (90,944,050)
                                    -------------    -------------
Net decrease                           (1,181,991)    $(18,337,920)
                                    =============    =============

Class B Shares for the Six Months                         Dollar
Ended January 31, 1998                   Shares           Amount

Shares sold                             1,334,474      $17,693,221
Shares issued to shareholders
in reinvestment of dividends
and distributions                       5,085,899       64,767,544
                                    -------------    -------------
Total issued                            6,420,373       82,460,765
Automatic conversion
of shares                                (660,768)      (8,684,927)
Shares redeemed                        (4,083,273)     (53,694,632)
                                    -------------    -------------
Net increase                            1,676,332      $20,081,206
                                    =============    =============

Class B Shares for the Year                               Dollar
Ended July 31, 1997                      Shares           Amount

Shares sold                             3,717,624      $47,733,794
Shares issued to shareholders
in reinvestment of
distributions                           3,291,225       39,178,069
                                    -------------    -------------
Total issued                            7,008,849       86,911,863
Automatic conversion
of shares                              (2,540,026)     (32,669,108)
Shares redeemed                       (11,110,883)    (143,277,186)
                                    -------------    -------------
Net decrease                           (6,642,060)    $(89,034,431)
                                    =============    =============

Class C Shares for the Six Months                         Dollar
Ended January 31, 1998                   Shares           Amount

Shares sold                               214,106       $2,867,333
Shares issued to shareholders
in reinvestment of dividends
and distributions                         210,620        2,664,763
                                    -------------    -------------
Total issued                              424,726        5,532,096
Shares redeemed                          (386,639)      (5,154,057)
                                    -------------    -------------
Net increase                               38,087         $378,039
                                    =============    =============

Class C Shares for the Year                               Dollar
Ended July 31, 1997                      Shares           Amount

Shares sold                               240,282       $3,051,157
Shares issued to shareholders
in reinvestment of
distributions                             136,318        1,613,090
                                    -------------    -------------
Total issued                              376,600        4,664,247
Shares redeemed                          (619,861)      (7,937,076)
                                    -------------    -------------
Net decrease                             (243,261)     $(3,272,829)
                                    =============    =============

Class D Shares for the Six Months                         Dollar
Ended January 31, 1998                   Shares           Amount

Shares sold                               539,582       $7,260,714
Automatic conversion
of shares                                 638,769        8,684,927
Shares issued to shareholders
in reinvestment of dividends
and distributions                       1,281,377       16,844,867
                                    -------------    -------------
Total issued                            2,459,728       32,790,508
Shares redeemed                        (1,284,535)     (17,310,006)
                                    -------------    -------------
Net increase                            1,175,193      $15,480,502
                                    =============    =============

Class D Shares for the Year                               Dollar
Ended July 31, 1997                      Shares           Amount

Shares sold                             1,043,610      $13,805,556
Automatic conversion
of shares                               2,467,989       32,669,108
Shares issued to shareholders
in reinvestment of dividends
and distributions                         454,079        5,575,759
                                    -------------    -------------
Total issued                            3,965,678       52,050,423
Shares redeemed                        (2,040,372)     (27,224,696)
                                    -------------    -------------
Net increase                            1,925,306      $24,825,727
                                    =============    =============



PORTFOLIO INFORMATION

For the Quarter Ended January 31, 1998

                                                       Percent of
Ten Largest Holdings                                   Net Assets

Novell Inc.                                               4.6%
Viacom, Inc. (Class B)(Non-Voting)                        4.0
H & R Block, Inc.                                         3.9
Integrated Device Technology, Inc.                        3.5
Pharmaceutical Product
Development, Inc.                                         3.5
U S West Media Group                                      3.5
Borland International, Inc.                               3.2
Anacomp, Inc.                                             3.2
CompuServe Corporation                                    3.1
Parametric Technology Corp.                               3.1


                                                       Percent of
Five Largest Industries                                Net Assets

Computer Software                                        12.8%
Health Care                                               7.9
Cable                                                     6.4
Leisure & Entertainment                                   6.4
Semiconductor                                             5.3


                                                       Percent of
Asset Mix                                              Net Assets

Stocks                                                   80.9%
Bonds                                                     7.4
Cash & Cash Equivalents                                  11.7

Additions (Equity Investments)
Union Pacific Corporation

Deletions (Equity Investments)
Digital Equipment Corp.
Electronic Data Systems Corp.
General Signal Corporation
Hanson PLC Sponsored (ADR)
Laidlaw, Inc. (Non-Voting)(Class B)(ADR)